UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Farmer Bros. Co., a Delaware corporation (the “Company”), is furnishing this Current Report on Form 8-K/A (this “Amendment”) solely for the purpose of correcting and clarifying certain information in the investor presentation slideshow (the “Original Investor Presentation”) furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on March 13, 2017 (the “Original Report”). This Amendment does not reflect events occurring after the filing of the Original Report, or modify or update those disclosures that may be affected by subsequent events, and no other changes are being made to any other disclosure contained in the Original Report.
Item 7.01 Regulation FD Disclosure.
On March 13, 2017, we furnished the Original Report, which included the Original Investor Presentation. The following corrections to the Original Investor Presentation are reflected in the revised investor presentation slideshow furnished as Exhibit 99.1 to this Amendment:

1.
The bullets on page 16 of the Original Investor Presentation relating to restructuring costs have been revised to correct the typo in total estimated cash costs in connection with the exit of the Company’s Torrance facility as part of the corporate relocation plan. The Company estimates that it will incur approximately $31.0 million in cash costs in connection with the exit of the Torrance facility, of which the Company has recognized an aggregate of $30.3 million and paid an aggregate of $29.3 million as of December 31, 2016.

2.
The first bullet under “China Mist Brands, Inc.” on page 17 of the Original Investor Presentation has been corrected to reflect the aggregate cash paid at closing of $11.2 million (before earnout), after giving effect to the working capital adjustment under the purchase agreement.

3.
The first bullet under “West Coast Coffee” on page 17 of the Original Investor Presentation has been corrected to reflect the purchase price under the purchase agreement of $13.5 million (before earnout), subject to a working capital adjustment under the purchase agreement.

By filing this report on Form 8-K/A and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
As provided in General Instruction B.2. of Form 8-K, the information included in this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Revised Investor Presentation Slideshow in use beginning March 13, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  March 14, 2017

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Investor Presentation Slideshow in use beginning March 13, 2017.